(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report

June 30, 2001


Merrill Lynch
Short-Term Global
Income Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Short-Term Global
Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.



Officers and
Directors

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Ian Frost, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian
The Chase Manhattan Bank N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 2001


DEAR SHAREHOLDER

For the six-month period ended June 30, 2001, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +2.98%, +2.59%, +2.46% and +2.87%, respectively, while the unmanaged Salomon Smith Barney Three-Month Eurodeposit Index returned +2.71%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report.)

The main factors contributing to the Fund's performance were the concentration of assets within the US market, combined with a longer-than-index duration position. Both of these decisions proved beneficial, as US short-term yields fell sharply, outperforming any other international bond market. At the same time, the steepening of the yield curve became a limiting factor on the performance of bonds beyond two years in maturity. Once it was clear that the Federal Reserve Board had moved to a proactive stance relative to monetary policy, we extended the average maturity of US holdings, simultaneously reducing positions in other non-US markets, namely Canada, Australia and South Africa. The other major position that benefited the Fund was the purchase of Polish zloty bonds, through AAA-rated and AA-rated supranational entities. In order to maintain the high level of income that these bonds offer, the currency position was cross-hedged into the euro, with the euro and US dollar exposure hedged back. This trade worked very well as yields on Polish bonds declined at the same time the zloty appreciated versus the euro.

With the US dollar maintaining its strength across the board, as the US dollar index traded to a new multi-year high, our strategy of not exposing the Fund to foreign exchange risk proved to be correct and prudent. This also meant that the hedged returns from most non-US markets were in line, or lower than that of the US market, again providing justification for the large US positions.


Market Review
Throughout the six months ended June 30, 2001, the Federal Reserve Board adopted a bias for significantly looser monetary policy, as interest rates were cut by a total of 275 basis points (2.75%) during the first six months of 2001. Thus, the Federal Funds rate fell from 6.5% to 3.75%. The dynamic response to these interest rate cuts was highlighted by two intermeeting reductions, which completely surprised investors. The slowdown in economic growth, the huge contraction in information technology expenditure and investment spending obviously concerned the Federal Reserve Board. It appears that the Federal Reserve Board is taking every possible step to ensure that the collapse of the NASDAQ Index over the last 15 months does not produce a drop in consumer confidence and spending, thus driving the economy into a recession. With first-quarter 2001 gross domestic product rising only 1.2% and the second quarter forecasted to increase at approximately the same rate, the US economy is facing a difficult time. The Federal Reserve Board remains vigilant and cautious of economic imbalances. As a result of the sharp fall in money market rates, US two-year bond yields declined by 86 basis points from 5.10% to 4.24%. The underperformance on a yield basis of even short-term US bonds was caused by the steepening of the yield curve, as investors took the view that the more the Federal Reserve Board cut interest rates, the greater the probability that the economy would recover into 2002, which should ultimately lead to higher interest rates.

In the Eurozone, the European Central Bank (ECB) reduced the Refinance Rate 0.25% to 4.50%. This tentative decline came after a number of months of data showing that Europe was not proving itself to be immune from US economic events. Major corporations were revising sales forecasts downward because of slowing demand as confirmed by the influential German IFO Index, a measure of manufacturing strength, which fell from 96.7 to 89.5 during the last six months. However, at the same time, the weakness of the euro, coupled with the rise in energy costs over the last year, led to a policy dilemma for the ECB. Consumer prices reached what appeared to be a peak of 3.2% in May, well ahead of the target rate of 2.5%. While it continues to exceed the ECB's reference rate, this may limit the extent to which interest rates can be cut.

In Japan, the economy showed no immediate signs of recovery. A stock market rally, which initially helped to ease banks' capital adequacy ratios, is currently under pressure as the equity market returned to its yearly lows. Although sentiment was lifted by the election of a new pro-reform Prime Minister, Junichiro Koizumi, the outlook has turned bleak. The Bank of Japan returned to a zero interest rate policy, reversing its decision made in the latter half of 2000. This combined environment produced a strong bond market rally, but with two-year bond yields at less than 0.1%, there was no value in this market for investments in short-dated bonds.

The primary focus in foreign exchange was the decline in the value of the yen, which after breaking out from a range of 105--110 relative to the US dollar extended its weakness to a peak of 126.78 before a sharp correction. The expectation is that further weakness is just a matter of time. This weakness, coupled with short-term strength and the oversold nature of the euro at the end of the third quarter of 2000, led to a sharp rally in the euro/yen from 100 to a high of 113.69. As the yen corrected, investors unwound the long euro trade and the cross-rate collapsed to 100 in early June before starting a recovery. The theme has been one of US dollar strength across the board, with the South African rand, the Australian dollar and even the Canadian dollar falling in value.


Economic Outlook
The US economy is at a crucial point as we head into the second half of 2001. With initial unemployment claims at levels not seen since 1994, we expect the unemployment rate to rise close to 5%. This would further hurt consumer confidence and reduce spending. The question is whether the easing in monetary policy by the Federal Reserve Board will be sufficient to offset slow demand and stabilize the economy with growth in the 1%--2% range. At this stage, inflation does not pose a threat, especially given the decline in commodity costs, with oil prices falling more than 25% from its year-end peak. We expect the Federal Reserve Board to cut interest rates by an additional 25 basis points in August and then determine how the interest rate reductions initiated throughout the first half of the year affected the economy. Elsewhere, we believe the ECB's policy is at a neutral level with the refinance rate at 4.5%. Additional cuts should be forthcoming, especially considering the growth slowdown in Germany. However, movement in interest rates depends on inflation falling, along with the performance of the euro.


Currency Outlook
The period of excessive US dollar strength could temporarily be at an end. The move higher during the last six months appears to have lost momentum, certainly when one looks at the technical picture. The market consensus is still for a weaker yen given poor economic fundamentals, with calls for 130 into year end. Another period of strength could be developing for the euro, although much higher levels are required in order to confirm that a long-term low was established. For the sterling, the recent break below 1.40 relative to the US dollar was a false breakout from a multi-year trading range, and more range trading is expected. The one potential major move could be relative to the euro should discussions increase over the prospect of the United Kingdom's entry into the euro in the coming years.


Portfolio Strategy
In response to the aggressive action by the Federal Reserve Board and the steepening of the US yield curve, we reduced the Fund's duration and risk. We believe that the Federal Reserve Board will continue its easing policy in August with another 25 basis point cut. We reduced risk in response to the market reaction following the last cut, whereby investors immediately turned their attention to the prospects for growth, the end of the easing cycle and higher interest rates. This leaves the short end of the US bond market vulnerable to a correction. With the US dollar potentially coming to the end of major strength, this will begin to open the door to increase exposure to non-dollar positions on an unhedged basis. However, with short-term capital protection a major consideration, risk control will continue to be a primary factor in positioning.


In Conclusion
We thank you for your continued investment in Merrill Lynch Short-Term Global Income Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Ian P. Frost)
Ian P. Frost
Senior Vice President and
Portfolio Manager



August 8, 2001


We are pleased to announce that Ian P. Frost is responsible for the day-to-day management of Merrill Lynch Short-Term Global Income Fund, Inc. Mr. Frost has been Director of Merrill Lynch Investment Managers, L.P. since 1998 and Portfolio Manager thereof since 1999. Prior thereto, Mr. Frost was fixed-income portfolio manager of Picket Asset Management from 1995 to 1997.



Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 2001



PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.


Recent
Performance
Results*
                                                                       6 Month        12 Month   Since Inception  Standardized
As of June 30, 2001                                                  Total Return   Total Return   Total Return   30-Day Yield
ML Short-Term Global Income Fund, Inc. Class A Shares                    +2.98%         +7.37%        +44.02%          4.29%
ML Short-Term Global Income Fund, Inc. Class B Shares                    +2.59          +6.42         +39.87           3.65
ML Short-Term Global Income Fund, Inc. Class C Shares                    +2.46          +6.43         +30.62           3.63
ML Short-Term Global Income Fund, Inc. Class D Shares                    +2.87          +7.14         +47.54           4.05

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's ten-year/since inception periods are from 10/21/94 for Class A
& Class C Shares and ten years for Class B & Class D Shares, respectively.


Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class A Shares*

One Year Ended 6/30/01                     +7.37%         +3.07%
Five Years Ended 6/30/01                   +5.84          +4.98
Inception (10/21/94) through 6/30/01       +5.60          +4.96

*Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

One Year Ended 6/30/01                     +6.42%         +2.42%
Five Years Ended 6/30/01                   +4.61          +4.61
Ten Years Ended 6/30/01                    +3.41          +3.41

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

One Year Ended 6/30/01                     +6.43%         +5.43%
Five Years Ended 6/30/01                   +4.60          +4.60
Inception (10/21/94) through 6/30/01       +4.07          +4.07

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class D Shares*

One Year Ended 6/30/01                     +7.14%         +2.86%
Five Years Ended 6/30/01                   +5.21          +4.35
Ten Years Ended 6/30/01                    +3.97          +3.54

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 2001


SCHEDULE OF INVESTMENTS                                                                                          (in US dollars)
                       Face        Maturity                                                      Interest               Percent of
COUNTRY               Amount         Date                         Issue                           Rate++       Value    Net Assets
Australia      A$     2,400,000     2/08/2002 Australia National Bond (1)                         5.00 %    $  1,218,524    1.7%
                      1,350,000     2/25/2002 UBS Australia (2)                                   5.00           684,213    1.0

                                              Total Investments in Australia (Cost--$1,979,045)                1,902,737    2.7


New Zealand    NZ$    3,500,000     3/15/2002 Toyota Finance of New Zealand (2)                   6.25         1,409,337    2.0

                                              Total Investments in New Zealand
                                              (Cost--$1,495,200)                                               1,409,337    2.0


Poland         PLN    5,000,000     3/08/2002 European Investment Bank (2)                        9.75         1,197,370    1.7
                     10,100,000    12/03/2001 Swedish Export Credit (5)                          14.75         2,490,964    3.5

                                              Total Investments in Poland (Cost--$3,659,887)                   3,688,334    5.2


South          ZAR    5,630,000     1/22/2002 International Bank for Reconstruction and
Africa                                        Development (2)                                    16.00           715,850    1.0

                                              Total Investments in South Africa (Cost--$785,733)                 715,850    1.0


United         US$    3,000,000     2/26/2002 Asian Development Bank (2)                          5.25         3,021,870    4.3
States                3,100,000     9/21/2002 Asian Development Bank (2)                          6.50         3,179,577    4.5
                      3,000,000     2/28/2002 Autobahn Schnell (3)                                7.375        3,058,800    4.3
                      3,500,000    12/13/2001 Banco Santander Central Hispano (2)                 3.80         3,431,113    4.9
                      3,000,000     3/15/2002 Bank of San Bernadino (2)                           3.85         3,000,000    4.3
                      2,500,000    10/17/2001 Barclays Bank PLC (2)                               4.50         2,500,000    3.5
                      1,282,000     7/02/2002 Beta Finance Corp. (5)                              6.625        1,308,281    1.9
                      3,000,000     3/15/2002 Deutsche Bank AG (2)                                3.86         3,000,000    4.3
                      3,000,000     3/15/2002 Dresdner Bank AG (2)                                3.87         3,000,000    4.3
                      3,500,000     8/09/2001 Electricite de France (4)                           4.185        3,484,733    4.9
                      3,000,000     8/05/2002 General Electric Capital Corp. (5)                  6.25         3,056,250    4.3
                      3,000,000     3/01/2002 Halifax Corporation (5)                             4.75         2,919,150    4.1
                      3,500,000     8/16/2001 ING Verzekeringn (5)                                4.04         3,482,127    4.9
                      3,360,000     3/25/2002 Kingdom of Belgium (1)                              6.50         3,417,120    4.9
                      3,500,000     3/19/2002 Lloyd (2)                                           3.80         3,500,000    5.0
                      2,950,000    10/01/2003 Monumental Global Funding (5)                       6.95         3,077,942    4.4
                      2,000,000     2/02/2002 Nordbanken (2)                                      3.83         1,953,614    2.8
                      3,000,000     8/08/2001 Rabobank Nederland NV (2)                           4.14         2,987,233    4.2
                      2,000,000    12/13/2001 Rabobank Nederland NV (2)                           3.73         1,964,466    2.8
                      3,000,000     3/15/2002 UBS AG (2)                                          3.885        3,000,000    4.3
                      3,100,000    10/16/2002 Westpac Banking (2)                                 6.375        3,163,333    4.5

                                              Total Investments in the United States
                                              (Cost--$61,239,704)                                             61,505,609   87.4


               Total Investments (Cost--$69,159,569)                                                          69,221,867   98.3

               Unrealized Appreciation on Forward Foreign Exchange Contracts--Net++++                            172,745    0.3

               Other Assets Less Liabilities                                                                     991,764    1.4
                                                                                                            ------------  ------
               Net Assets                                                                                   $ 70,386,376  100.0%
                                                                                                            ============  ======


Corresponding industry groups for securities (percent of net assets):
(1)Sovereign Government Obligations--6.6%.
(2)Financial Services--59.4%.
(3)Sovereign/Regional Government Obligations--Agency--4.3%.
(4)Industrial--4.9%.
(5)Financial Company--23.1%.
++Commercial Paper and certain US Treasury and Foreign Treasury
Obligations are traded on a discount basis; the interest rates shown reflect the yield-to-maturity at the time of purchase by the Fund.
Other securities bear interest at the rates shown, payable at the fixed dates or upon maturity. Interest rates on floating rate securities are adjusted periodically based on appropriate indexes;
the interest rates shown are those in effect at June 30, 2001.
++++Forward foreign exchange contracts as of June 30, 2001 were as follows:

Foreign Currency        Expiration        Unrealized
Sold                       Date          Appreciation

A$       3,700,000      July 2001       $    41,847
E        4,120,000      July 2001            69,175
NZ$      3,500,000      July 2001            58,205
ZAR      5,800,000      July 2001             3,518

Total Unrealized Appreciation on Forward
Foreign Exchange Contracts--Net
(US$ Commitment--$7,658,409)            $   172,745
                                        ===========


See Notes to Financial Statements.


Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 2001

STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 2001
Assets:             Investments, at value (identified cost--$69,159,569)                                   $  69,221,867
                    Unrealized appreciation on forward foreign exchange contracts                                172,745
                    Interest receivable                                                                        1,108,387
                    Prepaid registration fees                                                                  5,548,243
                                                                                                           -------------
                    Total assets                                                                              76,051,242
                                                                                                           -------------


Liabilities:        Payables:
                      Custodian bank                                                      $   5,381,995
                      Dividends to shareholders                                                  73,929
                      Capital shares redeemed                                                    58,843
                      Investment adviser                                                         27,157
                      Distributor                                                                23,995        5,565,919
                                                                                          -------------
                    Accrued expenses and other liabilities                                                        98,947
                                                                                                           -------------
                    Total liabilities                                                                          5,664,866
                                                                                                           -------------


Net Assets:         Net assets                                                                             $  70,386,376
                                                                                                           =============


Net Assets          Class A Shares of Common Stock, $.10 par value, 1,000,000,000
Consist of:         shares authorized                                                                      $       4,693
                    Class B Shares of Common Stock, $.10 par value, 1,000,000,000
                    shares authorized                                                                            251,631
                    Class C Shares of Common Stock, $.10 par value, 300,000,000
                    shares authorized                                                                              5,414
                    Class D Shares of Common Stock, $.10 par value, 300,000,000
                    shares authorized                                                                            631,048
                    Paid-in capital in excess of par                                                          83,345,579
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net                                                              (14,086,783)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                            234,794
                                                                                                           -------------
                    Net assets                                                                             $  70,386,376
                                                                                                           =============


Net Asset           Class A--Based on net assets of $377,226 and 46,929 shares
Value:              outstanding                                                                            $        8.04
                                                                                                           =============
                    Class B--Based on net assets of $19,828,994 and 2,516,307
                    shares outstanding                                                                     $        7.88
                                                                                                           =============
                    Class C--Based on net assets of $420,583 and 54,135 shares
                    outstanding                                                                            $        7.77
                                                                                                           =============
                    Class D--Based on net assets of $49,759,573 and 6,310,477
                    shares outstanding                                                                     $        7.89
                                                                                                           =============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 2001
Investment          Interest and discount earned                                                           $   2,018,993
Income:


Expenses:           Investment advisory fees                                              $     195,818
                    Account maintenance and distribution fees--Class B                          107,926
                    Account maintenance fees--Class D                                            52,383
                    Professional fees                                                            52,101
                    Transfer agent fees--Class D                                                 50,470
                    Accounting services                                                          49,571
                    Transfer agent fees--Class B                                                 43,893
                    Printing and shareholder reports                                             26,175
                    Registration fees                                                            23,028
                    Custodian fees                                                               10,022
                    Directors' fees and expenses                                                  9,808
                    Account maintenance and distribution fees--Class C                              787
                    Pricing fees                                                                    441
                    Transfer agent fees--Class A                                                    386
                    Transfer agent fees--Class C                                                    259
                    Other                                                                         7,100
                                                                                          -------------
                    Total expenses before reimbursement                                         630,168
                    Reimbursement of expenses                                                  (17,802)
                                                                                          -------------
                    Total expenses after reimbursement                                                           612,366
                                                                                                           -------------
                    Investment income--net                                                                     1,406,627
                                                                                                           -------------


Realized &          Realized gain (loss) on:
Unrealized Gain       Investments--net                                                          295,029
(Loss) on             Foreign currency transactions--net                                    (1,042,647)        (747,618)
Investments &                                                                             -------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net                                                           36,397
                      Foreign currency transactions--net                                      1,227,188        1,263,585
                                                                                          -------------    -------------
                    Net Increase in Net Assets Resulting from Operations                                   $   1,922,594
                                                                                                           =============

                    See Notes to Financial Statements.



Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 2001



STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six       For the
                                                                                           Months Ended     Year Ended
                                                                                             June 30,        Dec. 31,
                    Increase (Decrease) in Net Assets:                                         2001            2000
Operations:         Investment income--net                                                $   1,406,627    $   3,976,215
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                         (747,618)        1,199,963
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                    1,263,585           95,268
                                                                                          -------------    -------------
                    Net increase in net assets resulting from operations                      1,922,594        5,271,446
                                                                                          -------------    -------------


Dividends to        Investment income--net:
Shareholders:         Class A                                                                   (7,191)          (3,574)
                      Class B                                                                 (518,919)      (3,102,026)
                      Class C                                                                   (3,562)          (3,539)
                      Class D                                                                 (876,955)        (867,076)
                                                                                          -------------    -------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (1,406,627)      (3,976,215)
                                                                                          -------------    -------------


Capital Share       Net decrease in net assets derived from capital share
Transactions:       transactions                                                            (3,276,298)     (19,178,788)
                                                                                          -------------    -------------


Net Assets:         Total decrease in net assets                                            (2,760,331)     (17,883,557)
                    Beginning of period                                                      73,146,707       91,030,264
                                                                                          -------------    -------------
                    End of period                                                         $  70,386,376    $  73,146,707
                                                                                          =============    =============


                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                                                                                         Class A
The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.           Months Ended
                                                                   June 30,        For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                              2001       2000       1999        1998       1997
Per Share           Net asset value, beginning of period           $   7.98   $   7.83   $   7.80   $   7.76    $   7.89
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net                              .18        .44        .39        .38         .42
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                   .06        .15        .03        .04       (.13)
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                    .24        .59        .42        .42         .29
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                          (.18)      (.44)      (.39)      (.37)       (.39)
                      Return of capital--net                             --         --         --      (.01)       (.03)
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                 (.18)      (.44)      (.39)      (.38)       (.42)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of period                 $   8.04   $   7.98   $   7.83   $   7.80    $   7.76
                                                                   ========   ========   ========   ========    ========


Total Investment    Based on net asset value per share              2.98%++      7.77%      5.51%      5.49%       3.77%
Return:**                                                          ========   ========   ========   ========    ========


Ratios to           Expenses, net of reimbursement                   1.23%*      1.18%      1.13%         --          --
Average                                                            ========   ========   ========   ========    ========
Net Assets:         Expenses                                         1.28%*      1.23%      1.14%       .84%        .76%
                                                                   ========   ========   ========   ========    ========
                    Investment income--net                           4.45%*      5.52%      4.78%      4.75%       5.39%
                                                                   ========   ========   ========   ========    ========


Supplemental        Net assets, end of period (in
Data:               thousands)                                     $    377   $    202   $     60  $       7    $     18
                                                                   ========   ========   ========   ========    ========
                    Portfolio turnover                               98.47%     79.69%     67.22%    174.18%     287.81%
                                                                   ========   ========   ========   ========    ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 2001



FINANCIAL HIGHLIGHTS (continued)
                                                                                          Class B
                                                                 For the Six
The following per share data and ratios have been derived        Months Ended
from information provided in the financial statements.             June 30,        For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                              2001        2000      1999        1998       1997
Per Share           Net asset value, beginning of period           $   7.82   $   7.69   $   7.72   $   7.69    $   7.81
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net                              .14        .37        .32        .31         .35
                    Realized and unrealized gain (loss) on
                    investments and foreign
                    currency transactions--net                          .06        .13      (.03)        .03       (.12)
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                    .20        .50        .29        .34         .23
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                          (.14)      (.37)      (.32)      (.30)       (.32)
                      Return of capital--net                             --         --         --      (.01)       (.03)
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                 (.14)      (.37)      (.32)      (.31)       (.35)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of period                 $   7.88   $   7.82   $   7.69   $   7.72    $   7.69
                                                                   ========   ========   ========   ========    ========


Total Investment    Based on net asset value per share              2.59%++      6.68%      3.87%      4.52%       3.08%
Return:**                                                          ========   ========   ========   ========    ========


Ratios to Average   Expenses, net of reimbursement                   2.06%*      1.94%      1.91%         --          --
Net Assets:                                                        ========   ========   ========   ========    ========
                    Expenses                                         2.11%*      1.99%      1.93%      1.65%       1.62%
                                                                   ========   ========   ========   ========    ========
                    Investment income--net                           3.61%*      4.82%      4.17%      3.99%       4.59%
                                                                   ========   ========   ========   ========    ========

Supplemental        Net assets, end of period (in
Data:               thousands)                                     $ 19,829  $  38,940  $  83,085  $ 110,989    $160,096
                                                                   ========   ========   ========   ========    ========
                    Portfolio turnover                               98.47%     79.69%     67.22%    174.18%     287.81%
                                                                   ========   ========   ========   ========    ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
                                                                                          Class C
The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.           Months Ended
                                                                   June 30,        For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                              2001        2000       1999       1998       1997
Per Share           Net asset value, beginning of period           $   7.72   $   7.58   $   7.61   $   7.58    $   7.67
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net                              .14        .36        .30        .29         .35
                    Realized and unrealized gain (loss) on
                    investments and foreign
                    currency transactions--net                          .05        .14      (.03)        .03       (.09)
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                    .19        .50        .27        .32         .26
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                          (.14)      (.36)      (.30)      (.28)       (.32)
                      Return of capital--net                             --         --         --      (.01)       (.03)
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                 (.14)      (.36)      (.30)      (.29)       (.35)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of period                 $   7.77   $   7.72   $   7.58   $   7.61    $   7.58
                                                                   ========   ========   ========   ========    ========


Total Investment    Based on net asset value per share              2.46%++      6.81%      3.64%      4.37%       3.42%
Return:**                                                          ========   ========   ========   ========    ========


Ratios to Average   Expenses, net of reimbursement                   2.05%*      1.98%      2.08%         --          --
Net Assets:                                                        ========   ========   ========   ========    ========
                    Expenses                                         2.10%*      2.03%      2.10%      1.76%       1.60%
                                                                   ========   ========   ========   ========    ========
                    Investment income--net                           3.62%*      4.79%      4.01%      3.94%       4.46%
                                                                   ========   ========   ========   ========    ========


Supplemental        Net assets, end of period (in
Data:               thousands)                                     $    421   $     48   $     14   $     17    $    344
                                                                   ========   ========   ========   ========    ========
                    Portfolio turnover                               98.47%     79.69%     67.22%    174.18%     287.81%
                                                                   ========   ========   ========   ========    ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Short-Term Global Income Fund, Inc., June 30, 2001


FINANCIAL HIGHLIGHTS (concluded)
                                                                                          Class D
The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.           Months Ended
                                                                   June 30,         For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                              2001       2000        1999       1998       1997
Per Share           Net asset value, beginning of period           $   7.83   $   7.70   $   7.72   $   7.70    $   7.81
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net                              .16        .41        .37        .35         .40
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                   .06        .13      (.02)        .02       (.11)
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                    .22        .54        .35        .37         .29
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                          (.16)      (.41)      (.37)      (.34)       (.37)
                      Return of capital--net                             --         --         --      (.01)       (.03)
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                 (.16)      (.41)      (.37)      (.35)       (.40)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of period                 $   7.89   $   7.83   $   7.70   $   7.72    $   7.70
                                                                   ========   ========   ========   ========    ========


Total Investment    Based on net asset value per share              2.87%++      7.26%      4.57%      4.96%       3.77%
Return:**                                                          ========   ========   ========   ========    ========


Ratios to Average   Expenses, net of reimbursement                   1.49%*      1.43%      1.36%         --          --
Net Assets:                                                        ========   ========   ========   ========    ========
                    Expenses                                         1.54%*      1.48%      1.38%      1.10%       1.08%
                                                                   ========   ========   ========   ========    ========
                    Investment income--net                           4.19%*      5.32%      4.73%      4.54%       5.13%
                                                                   ========   ========   ========   ========    ========


Supplemental        Net assets, end of period (in
Data:               thousands)                                     $ 49,759   $ 33,957   $  7,871   $  9,965    $ 13,225
                                                                   ========   ========   ========   ========    ========
                    Portfolio turnover                               98.47%     79.69%     67.22%    174.18%     287.81%
                                                                   ========   ========   ========   ========    ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Short-Term Global Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US-dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums paid or received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(i) Custodian bank--The Fund recorded an amount payable to the Custodian bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .55% of the Fund's average daily net assets not exceeding $2 billion;
 .525% of average daily net assets in excess of $2 billion but not exceeding $4 billion; .50% of average daily net assets in excess of $4 billion but not exceeding $6 billion; .475% of average daily net assets in excess of $6 billion but not exceeding $10 billion; .45% of average daily net assets in excess of $10 billion but not exceeding $15 billion; and .425% of average daily net assets in excess of $15 billion. For the six months ended June 30, 2001, MLIM earned fees of $195,818 of which $17,802 was waived. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLAM U.K. a fee in an amount to be determined from time to time by MLIM and MLAM U.K. but in no event in excess of the amount that MLIM actually receives. For the six months ended June 30, 2001, MLIM paid MLAM U.K. a fee of $16,767 pursuant to such Agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                   Account        Distribution
                               Maintenance Fee        Fee

Class B                              .25%             .50%
Class C                              .25%             .55%
Class D                              .25%              --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:


                                 FAMD     MLPF&S

Class D                          $779     $9,669


For the six months ended June 30, 2001, MLPF&S received contingent deferred sales charges of $6,841 relating to transactions in Class B Shares.

For the six months ended June 30, 2001, Merrill Lynch Security
Pricing Service, an affiliate of MLPF&S, earned $204 for providing security price quotations to compute the Fund's net asset value.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the six months ended June 30, 2001, the Fund reimbursed FAM an aggregate of $10,979 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, MLAM U.K., and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2001 were $45,375,793 and $67,242,682, respectively.

Net realized gains (losses) for the six months ended June 30, 2001 and net unrealized gains (losses) as of June 30, 2001 were as follows:

                                   Realized       Unrealized
                                    Gains           Gains
                                   (Losses)        (Losses)

Investments:
  Long-term                      $    292,556    $     62,298
  Short-term                            2,473              --
                                 ------------    ------------
Total investments                     295,029          62,298
                                 ------------    ------------
Currency transactions:
  Options purchased                  (13,437)              --
  Forward foreign exchange
  contracts                          (73,746)         172,745
  Foreign currency
  transactions                      (955,464)           (249)
                                 ------------    ------------
Total currency transactions       (1,042,647)         172,496
                                 ------------    ------------
Total                            $  (747,618)    $    234,794
                                 ============    ============


As of June 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $62,298, of which $334,709 related to appreciated securities and $272,411 related to depreciated securities. At June 30, 2001, the aggregate cost of investments for Federal income tax purposes was $69,159,569.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $3,276,298 and $19,178,788 for the six months ended June 30, 2001 and for the year ended December 31, 2000, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended June 30, 2001                   Shares        Amount

Shares sold                            48,860   $    391,083
Shares issued to shareholders in
reinvestment of dividends                 613          4,912
                                  -----------   ------------
Total issued                           49,473        395,995
Shares redeemed                      (27,898)      (223,576)
                                  -----------   ------------
Net increase                           21,575   $    172,419
                                  ===========   ============


Class A Shares for the Year                         Dollar
Ended December 31, 2000               Shares        Amount

Shares sold                           226,565   $  1,780,244
Shares issued to shareholders in
reinvestment of dividends                 365          2,892
                                  -----------   ------------
Total issued                          226,930      1,783,136
Shares redeemed                     (209,261)    (1,642,884)
                                  -----------   ------------
Net increase                           17,669   $    140,252
                                  ===========   ============


Class B Shares for the Six Months                   Dollar
Ended June 30, 2001                   Shares        Amount

Shares sold                           148,319   $  1,163,884
Shares issued to shareholders in
reinvestment of dividends              30,727        241,326
                                  -----------   ------------
Total issued                          179,046      1,405,210
Automatic conversion of shares    (2,298,710)   (18,051,731)
Shares redeemed                     (341,205)    (2,678,579)
                                  -----------   ------------
Net decrease                      (2,460,869)  $(19,325,100)
                                  ===========   ============


Class B Shares for the Year                         Dollar
Ended December 31, 2000               Shares        Amount

Shares sold                            77,505   $    598,929
Shares issued to shareholders in
reinvestment of dividends             205,726      1,589,513
                                  -----------   ------------
Total issued                          283,231      2,188,442
Automatic conversion of shares    (3,742,110)   (28,956,922)
Shares redeemed                   (2,362,662)   (18,233,140)
                                  -----------   ------------
Net decrease                      (5,821,541)  $(45,001,620)
                                  ===========   ============


Class C Shares for the Six Months                   Dollar
Ended June 30, 2001                   Shares        Amount

Shares sold                            50,138   $    388,452
Shares issued to shareholders in
reinvestment of dividends                 337          2,613
                                  -----------   ------------
Total issued                           50,475        391,065
Shares redeemed                       (2,503)       (19,424)
                                  -----------   ------------
Net increase                           47,972   $    371,641
                                  ===========   ============


Class C Shares for the Year                         Dollar
Ended December 31, 2000               Shares        Amount

Shares sold                            14,627   $    111,183
Shares issued to shareholders in
reinvestment of dividends                 334          2,550
                                  -----------   ------------
Total issued                           14,961        113,733
Shares redeemed                      (10,608)       (80,950)
                                  -----------   ------------
Net increase                            4,353   $     32,783
                                  ===========   ============


Class D Shares for the Six Months                   Dollar
Ended June 30, 2001                   Shares        Amount

Shares sold                            62,754   $    492,674
Shares issued to shareholders in
reinvestment of dividends              62,024        487,744
Automatic conversion of shares      2,296,965     18,051,731
                                  -----------   ------------
Total issued                        2,421,743     19,032,149
Shares redeemed                     (448,807)    (3,527,407)
                                  -----------   ------------
Net increase                        1,972,936   $ 15,504,742
                                  ===========   ============


Class D Shares for the Year                         Dollar
Ended December 31, 2000               Shares        Amount

Shares sold                            49,411   $    380,754
Shares issued to shareholders in
reinvestment of dividends              70,907        549,927
Automatic conversion of shares      3,741,580     28,956,922
                                  -----------   ------------
Total issued                        3,861,898     29,887,603
Shares redeemed                     (547,176)    (4,237,806)
                                  -----------   ------------
Net increase                        3,314,722   $ 25,649,797
                                  ===========   ============



5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended June 30, 2001.


6. Capital Loss Carryforward:
At December 31, 2000, the Fund had a capital loss carryforward of approximately $15,176,000, of which $10,816,000 expires in 2001, $1,042,000 expires in 2002, $490,000 expires in 2003, $1,015,000 expires in 2004, $1,289,000 expires in 2005, $143,000 expires in
2006, $111,000 expires in 2007 and $270,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.